Fees Summary	Jul. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,003,125.00
Previously Paid Amount	0.00
Total Fee Amount	3,452.93
Total Offset Amount	0.00
Net Fee	$ 3,452.93